                                                                   Exhibit 10.11


                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "AMENDMENT NO. 2"), dated as of February 10, 2000, among Wilson Greatbatch Ltd., a New York corporation (the "BORROWER"), each of the entities identified as Consenting Obligors on the signature pages hereto (collectively, the "CONSENTING OBLIGORS"), the various financial institutions from time to time parties thereto (collectively, the "LENDERS"), DLJ Capital Funding, Inc., as syndication agent (the "SYNDICATION AGENT") for the Lenders, Heller Financial, Inc., as documentation agent (the "DOCUMENTATION AGENT") for the Lenders and Fleet National Bank, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of August 7, 1998 (as heretofore modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT");

         WHEREAS, the Borrower has requested the Lenders to amend certain provisions of the Credit Agreement;

         WHEREAS, all Loans and Obligations shall continue to be and shall be fully guaranteed pursuant to the Holdco Guaranty and Pledge Agreement, the Intermediate Holdco Guaranty and Pledge Agreement and the Subsidiary Guaranty and fully secured by, among other things, the Holdco Guaranty and the Pledge Agreement, the Intermediate Holdco Guaranty and Pledge Agreement, the Borrower Pledge Agreement, the Borrower Security Agreement and the Subsidiary Security Agreement; and

         WHEREAS, the Borrower desires, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I

                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 2, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

         "AMENDMENT NO. 2" is defined in the PREAMBLE.

         "AMENDMENT NO. 2 Effective Date" is defined in SUBPART 4. 1.

         "BORROWER" is defined in the PREAMBLE.

         "CONSENTING OBLIGORS" means each of the entities identified as such on the signature pages hereof.

         "CREDIT AGREEMENT" is defined in the first RECITAL.

         "DOCUMENTATION AGENT" is defined in the PREAMBLE.

         "LENDERS" is defined in the PREAMBLE.

         "SYNDICATION AGENT" is defined in the PREAMBLE.

         SUBPART 1.2. OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 2, including its preamble and recitals, have the meanings ascribed thereto in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment No. 2 Effective Date refer to the Credit Agreement, as amended hereby.

                                     PART II

                         AMENDMENTS TO CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended in accordance with this
PART II. Except to the extent
amended by this Amendment No. 2, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         SUBPART 2.1. AMENDMENTS TO ARTICLE I. Article I of the Credit Agreement is amended as set forth in this SUBPART 2.1.

                  (a) The definition of "APPLICABLE MARGIN" contained in Section
         1.1 of the Credit Agreement is amended to replace existing clauses (a),
         (b) and (c) and the pricing grid following clause (c) thereof (but not the paragraph following such pricing grid) with new clauses (a) and (b) and a new pricing grid following clause (b) to read in their entirety as follows:

                           (a) with respect to the unpaid principal amount of
                  each Term-B Loan maintained as a (i) Base Rate Loan, 2.50% per annum and (ii) LIBO Rate Loan, 3.75% per annum; and

                           (b) with respect to the unpaid principal amount of
                  each Swing Line Loan (each of which shall be borrowed and maintained only as a Base Rate Loan) and each Revolving Loan and Term-A Loan, by reference to the applicable Senior Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans", in the case of Base Rate Loans, or by reference to the applicable Senior Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans", in the case of LIBO Rate Loans:

             APPLICABLE MARGIN FOR REVOLVING LOANS AND TERM-A LOANS

                                                         Applicable                Applicable
                                                       Margin For Base           Margin For LIBO
                Senior Leverage Ratio                    Rate Loans                Rate Loans
                ---------------------                    ----------                ----------
           Greater Than or Equal To 4.0:1                   2.25%                     3.50%

         Greater Than or Equal to 3.5:1 and
                   Less Than 4.0:1                          2.00%                     3.25%

         Greater Than or Equal to 3.0:1 and
                   Less Than 3.5:1                          1.50%                     2.75%

         Greater Than or Equal to 2.5:1 and
                   Less Than 3.0:1                          1.00%                     2.25%
                   Less Than 2.5:1                          0.75%                     1.75%

                  (b) The definition of "REVOLVING LOAN COMMITMENT AMOUNT" contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

                           "REVOLVING LOAN COMMITMENT AMOUNT" means (i) at all
                  times for the period from the Amendment No. 2 Effective Date through (and including) the date (which in no event shall occur prior to December 31, 2000) upon which the Agents shall have received a certificate executed by the president, chief executive officer, treasurer, assistant treasurer, controller or chief financial Authorized Officer of the Borrower in form and substance satisfactory to the Agents setting forth in sufficient detail calculations demonstrating that the Leverage Ratio is less than or equal to 5.0:1, $13,000,000, and (ii) thereafter, $20,000,000, in each case as such amounts may be reduced from time to time pursuant to SECTION 2.2."

                  (c) The following new definitions are added to Section 1.1 of the Credit Agreement in their appropriate alphabetical order:

                           "AMENDMENT NO. 2" means Amendment No. 2 to Credit
                  Agreement, dated as of February 10, 2000, among the Borrower, the other Obligors party thereto, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent.

                           "AMENDMENT NO. 2 EFFECTIVE DATE" shall have the
                  meaning set forth in Subpart 4.1 of Amendment No. 2.

         SUBPART 2.2. AMENDMENTS TO ARTICLE VII. Article VII of the Credit Agreement is amended as set forth in this Subpart 2.2.

                  (a) Clause (a)(i) of Section 7.1.1 of the Credit Agreement is amended to insert the words "for the period from the Amendment No. 2 Effective Date through (and including) the end of such calendar month (which in no event shall occur prior to December 31, 2000) in which the Agents shall have received a certificate executed by the president, chief executive officer, treasurer, assistant treasurer, controller or chief financial Authorized Officer of the Borrower in form and substance satisfactory to the Agents setting forth in sufficient detail calculations demonstrating that the Leverage Ratio is less than or equal to 5.0:1" immediately following the words "each Fiscal Year of the Borrower" contained in the third line of such clause."

                  (b) Section 7.2.4 of the Credit Agreement is amended to read in its entirety as follows:

         SECTION 7.2.4. FINANCIAL COVENANTS.

                  (a) EBITDA. The Borrower will not permit EBITDA for the period of four consecutive Fiscal Quarters ending on the last day of any Fiscal Quarter occurring during any period set forth below to be less than the amount set forth opposite such period:

                                 Period                             EBITDA
                                 ------                             ------
                            1/1/00 to 9/29/00                     $20,000,000
                           9/30/00 to 12/30/00                     22,000,000
                          12/31/00 to 12/30/01                     23,500,000
                          12/31/01 to 12/30/02                     30,000,000
                          12/31/02 to 12/30103                     34,000,000
                          12131/03 to 12/30/04                     38,000,000
                          12/31/04 and thereafter                  40,000,000

                  (b) Leverage Ratio. The Borrower will not permit the Leverage Ratio as of the end of any Fiscal Quarter ending during any period set forth below to be greater than the ratio set forth opposite such period:

                                 Period                         Leverage Ratio
                                 ------                         --------------
                            1/1/00 to 6/29/00                       6.50:1
                           6/30/00 to 9/29/00                       6.00:1
                           9/30/00 to 12/30/00                      5.50:1
                          12/31/00 to 12/30/01                      5.25:1
                          12/31/01 to 12/30/02                      4.00:1
                          12/31/02 and thereafter                   3.00:1

                  (c) INTEREST COVERAGE RATIO. The Borrower will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter ending during any period set forth below to be less than the ratio set forth opposite such period:

                                                               Interest Coverage
                                 Period                              Ratio
                                 ------                              -----

                            1/1/00 to 6/29/00                       1.50:1
                           6/30/00 to 9/29/00                       1.55:1
                           9/30/00 to 12/30/00                      1.60:1
                          12/31/00 to 12/30/01                      1.65:1
                          12/31/01 to 12/30/02                      2.25:1
                          12/31/02 to 12/30/03                      3.00:1
                         12/31/03 and thereafter                    4.00:1

         (d) FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter ending during any period set forth below to be less than the ratio set forth opposite such period:

                                                                 Fixed Charge
                                 Period                         Coverage Ratio
                                 ------                         --------------

                            1/1/00 to 6/29/00                       0.83:1
                           6/30/00 to 9/29/00                       0.84:1
                           9/30/00 to 12/30/00                      0.85:1
                          12/31/00 to 12/30/01                      0.92:1
                         12/31/01 and thereafter                    1.10:1

                                    PART III

                             AFFIRMATION AND CONSENT

         SUBPART 3.1. ACKNOWLEDGMENT AND REAFFIRMATION. Each of the Consenting Obligors hereby acknowledges the amendments to the Credit Agreement pursuant to the terms and provisions set forth in this Amendment No. 2. Each of the Consenting Obligors hereby reaffirms, as of the Amendment No. 2 Effective Date,
(i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment No. 2, and (ii) its guarantee of payment of the Obligations pursuant to the Holdco Guaranty and Pledge Agreement (in the case of Holdco), the Intermediate

Holdco Guaranty and Pledge Agreement (in the case of Intermediate Holdco or the Subsidiary Guaranty (in the case of Hittman).

         SUBPART 3.2. REPRESENTATIONS AND WARRANTIES, ETC. Each of the Consenting Obligors hereby certifies that, as of the date hereof (after giving effect to the occurrence of the Amendment No. 2 Effective Date), the representations and warranties made by it in the Holdco Guaranty and Pledge Agreement (in the case of Holdco), the Intermediate Holdco Guaranty and Pledge Agreement (in the case of Intermediate Holdco) or the Subsidiary Guaranty (in the case of Hittman) are true and correct in all material respects with the same effect as if made on the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

         SUBPART 3.3 LOAN DOCUMENTS. Each of the Consenting Obligors further confirms that the Holdco Guaranty and Pledge Agreement (in the case of Holdco), the Intermediate Holdco Guaranty and Pledge Agreement (in the case of Intermediate Holdco) or the Subsidiary Guaranty (in the case of Hittman) is and shall continue to be in full force and effect and the same is hereby ratified and confirmed in all respects except that upon the occurrence of the Amendment No. 2 Effective Date, all references in the Holdco Guaranty and Pledge Agreement, the Intermediate Holdco Guaranty and Pledge Agreement and the subsidiary Guaranty, as the case may be, to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", or words similar import shall mean the Credit Agreement and the Loan Documents, as the case may be, in each case after giving effect to the amendments and other modifications provided for this Amendment No. 2.

                  SUBPART 3.4. COURSE OF DEALING, ETC. Each of the Consenting Obligors hereby acknowledges and agrees that the acceptance by the Agents and each Lender of this document shall not be construed in any manner to establish any course of dealing on the Agents' or Lender's part, including the providing of any notice or the requesting of any acknowledgement not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

                                     PART IV

                          CONDITIONS TO EFFECCTIVENESS

         SUBPART 4.1. AMENDMENT NO. 2 EFFECTIVE DATE. This Amendment No. 2 shall become effective on February 10, 2000 (the "AMENDMENT NO. 2 EFFECTIVE DATE") upon the prior to concurrent satisfaction of each of the conditions precedent set forth in this PART IV.

         SUBPART 4.1.1. EXECUTION OF COUNTERPARTS. The Agents shall have received counterparts of this Amendment No. 2, duly executed by the Borrower, the Consenting Obligors and the Required Lenders (or evidence thereof satisfactory to the Agents). The delivery of an executed counterpart hereof by the Borrower shall constitute a representation and warranty by the Borrower that, on the Amendment No. 2 Effective Date, after giving effect to this Amendment No. 2, all statements set forth in Article VI of the Credit Agreement, as amended by this Amendment No. 2, are true and correct as of such date, except to the extent that such statement expressly relates to an earlier date (in which case such statement shall be true and correct on and as of such earlier date).

         SUBPART 4.1.2. RESOLUTIONS, ETC. The Agents shall have received from each Obligor a certificate, dated the Amendment No. 2 Effective Date, of its Secretary or Assistant Secretary as to (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment No. 2 and each other Loan Document to be executed by it, and (ii) the incumbency and signatures of those of its officers authorized to act with respect to this Amendment No. 2 and each other Loan Document executed by it, upon which certificate each Agent and each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of such Obligor canceling oz amending such prior certificate.

         SUBPART 4.1.3. PAYMENT OF FEES AND EXPENSES. The Administrative Agent shall have received, for the account of each Lender which shall have delivered to the Agents a duly executed counterpart of this Amendment No. 2 by February 10, 2000, an amendment fee in the amount of .25 % of such Lender's Loans and Commitments. In addition, the Borrower hereby agrees to pay and reimburse the Syndication Agent for all its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 2 and related documents, including all reasonable fees and disbursements of counsel to the Syndication Agent.

         SUBPART 4.1.4. SATISFACTORY LEGAL FORM. The Syndication Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Syndication Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment No. 2 shall be satisfactory to the Syndication Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Syndication Agent and its counsel.

         SUBPART 4.2. LIMITATION. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and each other Loan Document shall remain unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or other instrument referred to therein or herein, or of any transaction or further or future action on the part of the Borrower or any other Person which would require the consent of the Administrative Agent or any of the Lenders under the Credit Agreement or any such other Loan Document or instrument.


                                     PART V

                                  MISCELLANEOUS

     SUBPART 5.1. CROSS-REFERENCES. References in this Amendment No. 2 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 2. References in this Amendment No. 2 to any Article or Section are, unless otherwise specified, to such Article or Section of the Credit Agreement.

     SUBPART 5.2. LOAN DOCUMENT PURSUANT TO CREDIT AGREEMENT. This Amendment No. 2 is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Article X thereof.

     SUBPART 5.3. SUCCESSORS AND ASSIGNS. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 5.4. COUNTERPARTS. This amendment No. 2 may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 5.5. GOVERNING LAW. THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 2 as of the date first above written.

BORROWER:                         WILSON GREATBATCH LTD.


                                      By: /s/ Arthur J. Lalonde
                                         -----------------------------
                                         Name:  Arthur J. Lalonde
                                         Title: Vice President Finance


CONSENTING OBLIGORS:              WGL HOLDINGS, INC.


                                      By: /s/ Arthur J. Lalonde
                                         -----------------------------
                                         Name:  Arthur J. Lalonde
                                         Title: Vice President Finance



                                      WGL INTERMEDIATE HOLDINGS, INC.


                                      By: /s/ Arthur J. Lalonde
                                         -----------------------------
                                         Name:  Arthur J. Lalonde
                                         Title: Vice President Finance




                                      GREATBATCH-HITTMAN, INC.


                                      By: /s/ Arthur J. Lalonde
                                         -----------------------------
                                         Name:  Arthur J. Lalonde
                                         Title: Vice President Finance

                                      DLJ CAPITAL FUNDING, INC.,
                                      as Syndication Agent
                                      and as Lender


                                      By: /s/ Dana Kleo
                                         -----------------------------
                                         Name:
                                         Title:

                                      FLEET NATIONAL BANK,
                                      as Administrative Agent
                                      and as Lender


                                      By: /s/ Pauline So
                                         ------------------------------
                                         Name:  Pauline So
                                         Title: Assistant Vice President

                                      HELLER FINANCIAL, INC.,
                                      as Documentation Agent
                                      and as Lender


                                      By: /s/ Sheila C. Weimer
                                         -----------------------------
                                         Name:  Sheila C. Weimer
                                         Title: Vice President

                                      BANKBOSTON, N.A.,


                                      By: /s/ CB Moore
                                         -----------------------------
                                         Name:  CB Moore
                                         Title: Vice President

                                      PARIBAS, NEW YORK BRANCH


                                      By: /s/ David I. Canavan
                                         -----------------------------
                                         Name:  David I. Canavan
                                         Title: Managing Director



                                      By: /s/ Stan Byhovsky
                                         -----------------------------
                                         Name:  Stan Byhovsky
                                         Title: A.V.P.

                                      BHF (USA) CAPITAL CORPORATION


                                      By: /s/ Dan Dobrjanskyi
                                         -------------------------------
                                         Name:  Dan Dobrjanskyi
                                         Title: Assistant Vice President


                                      By: /s/ Richard Cameron
                                         -----------------------------
                                         Name:  Richard Cameron
                                         Title: Associate

                                      THE CHASE MANHATTAN BANK


                                      By: /s/ Alan E. Boyce
                                         -----------------------------
                                         Name:  Alan E. Boyce
                                         Title: Vice President

                                      CITY NATIONAL BANK


                                      By: /s/ James D. Benko
                                         -----------------------------
                                         Name:  James D. Benko
                                         Title: Vice President

                                      COMERICA BANK


                                      By: /s/ James R. Grossett
                                         -----------------------------
                                         Name:  James R. Grossett
                                         Title: First Vice President

                                      HSBC BANK USA
                                      (formerly Marine Midland Bank)

                                      By: /s/ Stephen V. Prostor
                                         -----------------------------
                                         Name:  Stephen V. Prostor
                                         Title: Authorized Signatory

                                      MANUFACTURERS AND TRADERS TRUST
                                        COMPANY


                                      By: /s/ Shelley C. Drake
                                         ------------------------------------
                                         Name:  Shelley C. Drake
                                         Title: Administrative Vice President

                                      SENIOR DEBT PORTFOLIO


                                      By: Boston Management and Research
                                          as Investment Advisor


                                      By: /s/ Payson F. Swaffield
                                         -----------------------------
                                         Name:  Payson F. Swaffield
                                         Title: Vice President

                                      EATON VANCE SENIOR INCOME TRUST


                                      By: Eaton Vance Management and Research,
                                          as Investment Advisor


                                      By: /s/ Payson F. Swaffield
                                         -----------------------------
                                         Name:  Payson F. Swaffield
                                         Title: Vice President

                                      OXFORD STRATEGIC INCOME FUND


                                      By: Eaton Vance Management and Research,
                                          as Investment Advisor


                                      By: /s/ Payson F. Swaffield
                                         -----------------------------
                                         Name:  Payson F. Swaffield
                                         Title: Vice President

                                      CERES FINANCE LTD.
                                      By: INVESCO Senior Secured Management,
                                      Inc., as Sub-Managing Agent


                                      By: /s/ Joseph Rotondo
                                         -----------------------------
                                         Name:  Joseph Rotondo
                                         Title: Authorized Signatory

                                      STRATA FUNDING LTD.
                                      By: INVESCO Senior Secured Management,
                                      Inc., as Sub-Managing Agent


                                      By: /s/ Joseph Rotondo
                                         -----------------------------
                                         Name:  Joseph Rotondo
                                         Title: Authorized Signatory

                                      VAN KAMPEN
                                      PRIME RATE INCOME TRUST


                                      By: Van Kampen Investment Advisory Corp.


                                      By: /s/ Darvin D. Pierce
                                         -----------------------------
                                         Name:  Darvin D. Pierce
                                         Title: Vice President

                                      VAN KAMPEN
                                      SENIOR FLOATING RATE FUND


                                      By: Van Kampen Investment Advisory Corp.


                                      By: /s/ Darvin D. Pierce
                                         -----------------------------
                                         Name:  Darvin D. Pierce
                                         Title: Vice President